UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 30, 2004
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	58-2205984

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)

770-767-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.03 Amendment to Certificate of Incorporation and Bylaws
SIGNATURES
Exhibit Index
EX-3.1 CERTIFICATE OF INCORPORATION DATED 12/28/2004
EX-3.2 CERTIFICATE OF OWNERSHIP AND MERGER DATED 12/31/2004
EX-3.3 BYLAWS OF MATRIA HEALTHCARE, INC.
EX-4.1 SUPPLEMENTAL INDENTURE AMENDED MAY 5,2004
EX-4.2 SUPPLEMENTAL INDENTURE AMENDED JULY 9,2004
EX-4.3 RIGHTS AGREEMENT
EX-10.1 CONSENT AND WAIVER AGREEMENT
EX-10.2 AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

Item 1.01. Entry into a Material Definitive Agreement.

     The Registrant, formerly known as Matria Holding Company, Inc., is the successor issuer to Matria Healthcare, Inc., a corporation organized under the laws of the State of Delaware (the “Predecessor”), which, until the transaction described in this item, had its common stock, par value $.01, registered pursuant to Section 12(g) of the Act.

     Effective on December 31, 2004, the former Matria Healthcare, Inc., pursuant to the Agreement of Merger and Plan of Reorganization among Matria Healthcare, Inc., Matria MergerSub, Inc. (“Merger Sub”) and Matria Holding Company, Inc., dated December 30, 2004 (the “Reorganization Agreement”), reorganized into a holding company form of organizational structure (the “Reorganization”). The primary purpose of the Reorganization was to provide a more flexible capital structure and to permit an organizational structure that is more closely aligned with the company’s business operations. The business operations of Matria Healthcare, Inc. will not change as a result of the Reorganization.

     The holding company organizational structure was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company structure without a vote of the stockholders of the constituent corporations. Pursuant to the terms of the Reorganization Agreement, MergerSub merged with and into the Predecessor (the “Merger”), the Predecessor is the corporation that survived the Merger, the separate corporate existence of MergerSub ceased and the Predecessor became a direct, wholly-owned subsidiary of the Registrant. In accordance with the terms of the Reorganization Agreement:

     (i) each share of Common Stock of the Predecessor (the “Predecessor Common Stock”) issued and outstanding immediately prior to the Merger was converted into a share of Common Stock of the Registrant (the “Registrant Common Stock”) having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as the shares of Predecessor Common Stock so converted; and

     (ii) each share of capital stock of MergerSub issued and outstanding immediately prior to the Merger was converted into a share of common stock of the Predecessor.

     In connection with the Merger, the certificate of incorporation of the Predecessor was amended to change the name of the Predecessor to “Matria Women’s and Children’s Health, Inc.” and, immediately thereafter, as described below under Item 5.03 of this Current Report, the certificate of incorporation of the Registrant was amended to change the corporate name of Registrant to “Matria Healthcare, Inc.”

     Except for certain amendments to the certificate of incorporation of the Predecessor effected in accordance with Section 251(g) of the DGCL in conjunction with the Merger, including the name change described above, the provisions of the certificate of incorporation of Registrant, including its authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof, are identical to those of the Predecessor immediately prior to the Merger. As a result, no post-Merger exchange of stock certificates was made and outstanding shares of Predecessor Common Stock were automatically converted into shares of Registrant Common Stock.

     In addition, prior to the effective time (the “Effective Time”) of the Merger, the Registrant adopted a Rights Agreement (the “Registrant Rights Agreement”) that is in all substantive matters identical to the Rights Agreement of the Predecessor (the “Predecessor Rights Agreement”) except that Registrant is the party thereto, rather than the Predecessor. The January 30, 2006 expiration date of the Registrant Purchase Rights is identical with that of the Predecessor Purchase Rights. Under the terms of the Registrant Rights Agreement, the Registrant is obligated (pursuant to a provision identical to one that formerly obligated the Predecessor) to issue one Registrant Purchase Right at the time of each issuance thereafter of one share of Registrant Common Stock. As a result, each share of Registrant Common Stock issued pursuant to the Merger was accompanied by a Registrant Purchase Right and all previously outstanding Predecessor Purchase Rights were canceled.

     The provisions of the bylaws of the Registrant following the Merger are identical with the provisions of the bylaws of the Predecessor in effect immediately prior to the Merger. The directors of the Registrant immediately after the Merger are the same individuals as were directors of the Predecessor immediately prior thereto. The management of the Registrant following the Merger is the same as the management of the Predecessor immediately prior to the Merger.

     The Reorganization Agreement also provides for future stock, membership interest and asset transfers among the Registrant’s subsidiaries. These transfers and other transactions contemplated thereby are subject to certain conditions which have not yet occurred and are more particularly described in the Reorganization Agreement, which is attached hereto as Exhibit 10.2.

     The Merger qualified as a reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, the stockholders of the Predecessor will not recognize gain or loss for United States federal income tax purposes.

Item 5.03 Amendment to Certificate of Incorporation and Bylaws.

     On December 31, 2004 (effective January 1, 2005), pursuant to the Reorganization Agreement described in Item 1.01 above, Matria Holding Company, Inc. (the “Registrant”) filed with the Delaware Secretary of State a Certificate of Ownership and Merger (the “Certificate of Merger”) merging Matria Mergeco, Inc., a Delaware corporation and a direct-wholly-owned subsidiary of the Registrant with and into the Registrant pursuant to Section 253 of the DGCL (the “Section 253 Merger”).

In accordance with the Certificate of Merger, the Registrant’s Certificate of Incorporation was amended to change the corporate name of the Registrant from “Matria Holding Company, Inc.” to “Matria Healthcare, Inc. ” The Section 253 Merger was duly authorized by the Registrant’s Board of Directors pursuant to Section 253 of the DGCL.

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.

By:	/s/ Parker H. Petit

Parker H. Petit
Chairman and Chief Executive Officer

Dated: January 6, 2005

Exhibit Index

Exhibit
Number	Description of Exhibits
3.1	Certificate of Incorporation of Matria Holding Company, Inc., dated as of December 28, 2004.

3.2	Certificate of Ownership and Merger merging Matria Mergeco, Inc. with and into Matria Holding Company, Inc., dated December 31, 2004.

3.3	Bylaws of Matria Healthcare, Inc., dated as of December 28, 2004.

4.1	Supplemental Indenture, dated December 31, 2004 among Matria Healthcare, Inc., Matria Holding Company, Inc., the subsidiary guarantors listed therein and Wells Fargo Bank, N.A., as Trustee, amending the Indenture, dated May 5, 2004 by and among Matria Healthcare, Inc., the subsidiary guarantors listed therein and Wells Fargo Bank, N.A., as Trustee.

4.2	Supplemental Indenture, dated December 31, 2004 among Matria Healthcare, Inc., Matria Holding Company, Inc., the subsidiary guarantors listed therein and Wells Fargo Bank, N.A., as Trustee, amending the Indenture, dated July 9, 2001 by and among Matria Healthcare, Inc., the subsidiary guarantors listed therein and Wells Fargo Bank, N.A., as Trustee.

4.3	Rights Agreement between Matria Healthcare, Inc. (formerly Matria Holding Company, Inc.) and SunTrust Bank, dated December 31, 2004.

10.1	Consent and Waiver Agreement and Amendment No. 6, dated December 31, 2004, to the Loan and Security Agreement between Matria Healthcare, Inc. and HFG Healthco-04, LLC.

10.2	Agreement of Merger and Plan of Reorganization among Matria Healthcare, Inc., Matria MergerSub, Inc. and Matria Holding Company, Inc., dated December 30, 2004.